EXHIBIT 32(b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-KSB of IBW Financial Corporation for the year ended December 31, 2003, I, Thomas A. Wilson, Jr., Senior Vice President, Treasurer and Chief Financial Officer of Frederick County Bank, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2003, to the best of my knowledge and belief, that:

(1) such Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-KSB for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of IBW Financial Corporation.

/s/ Thomas A. Wilson, Jr.
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Thomas A. Wilson, Jr.
Senior Vice President and Chief Financial Officer